UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 16, 2004


                                   MFRI, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                      0-18370                             36-3922969
--------------------------------------------------------------------------------
(State or Other                (Commission                         (IRS Employer
 Jurisdiction of                File Number)                 Identification No.)
 Incorporation)


7720 Lehigh Avenue, Niles, Illinois                                        60714
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (847) 966-1000

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General   Instruction  A.2.  below):

|_|  Written communications  pursuant to Rule 425 under the  Securities
     Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|  Pre-commencement  communications
     pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Change in Registrant's Certifying Accountant.

     On December 16, 2004, upon recommendation and authorization from the Audit Committee of the Board of Directors of MFRI, Inc. (the "Company" or the "Registrant"), the Company dismissed Deloitte & Touche LLP ("Deloitte") as the Registrant's independent registered public accounting firm for its fiscal year ended January 31, 2005. Deloitte had served as the Company's auditors since 1992. Grant Thornton LLP's engagement by the Company as its independent registered public accounting firm was reported in the Company's 8-K dated December 2, 2004.

     Deloitte's reports on the financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with their audits for the years ended January 31, 2004 and January 31, 2003 and through the date of this Form 8-K, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which disagreement if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Registrant has requested Deloitte to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which they do not agree. A copy of such letter is included as Exhibit 16 to this report.

Item 9.01.        Financial Statements and Exhibits

         (c)   Exhibits.

         16   Letter regarding change in certifying accountant


The following exhibit is filed as part of this report:


Exhibit No.     Description
----------      -----------
   16           Letter regarding change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              MFRI, INC.
                                              (Registrant)


Date: December 20, 2004                   By: /s/ Michael D. Bennett
                                              ----------------------------------
                                              Michael D. Bennett
                                              Vice President

                                                                      EXHIBIT 16



                      [Letterhead of Deloitte & Touche LLP]



December 16, 2004


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.   20549

Dear Sirs/Madams:

We have read Item 4 of MFRI, Inc.'s Form 8-K dated December 16, 2004, and have the following comments:

1. We agree with the first and second sentences in the first paragraph. We have no basis on which to agree or disagree with the statements made in the last sentence of the first paragraph.

2. We agree with the statements made in the second, third and fourth paragraphs.



Yours truly,

/s/ DELOITTE & TOUCHE LLP

cc:      Mr. David Unger, Chief Executive Officer
         Mr. Arnold Brookstone, Chairman of the Audit Committee